Financial risk management	12 Months Ended
Dec. 31, 2017
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Financial risk management
4	Financial risk management

Overview

The Group has exposure to the following risks from its use of financial instruments:

•	credit risk;

•	liquidity risk;

•	market risk;

•	other price risks.

This note presents information about the Group’s exposure to each of the above risks, the Group’s goals, policies and processes for measuring and managing risk, and its management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.

The Board of Directors has overall responsibility for the oversight of the Group’s risk management framework.

The Group continues developing and evaluating the Group’s risk management policies with a view to identifying and analyzing the risks faced, to setting appropriate risk limits and controls, and to monitoring risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Board of Directors oversees the way management monitors compliance with the Group’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks the Group faces.

Credit risk

Credit risk is the risk of financial loss to the Group if a customer, bank or other counterparty to a financial instrument were to fail to meet its contractual obligations. It principally arises from the Group’s receivables from customers. The Group’s most significant customer, which is serviced from multiple locations and under a number of service contracts, accounted for 14% of revenues in 2017, for 13% of revenues in 2016, and for 11% in 2015.

Trade and other receivables

The Group’s exposure to credit risk is mainly influenced by the individual characteristics of each customer. The makeup of the Group’s customer base, including the default risk of the industry and the country in which customers operate, has less of an influence on credit risk.

The Group has an established credit policy under which each new customer is analyzed individually for creditworthiness before it begins to trade with the Group. If customers are independently rated, these ratings are used. If there is no independent rating, the credit quality of the customer is analyzed taking its financial position, past experience and other factors into account.

The Group’s standard terms require invoices for contracted services to be settled before the services are delivered. In addition to the standard terms, the Group provides service-fee holidays on long-term customer contracts, for which an accrued revenue balance is accounted. In the event that a customer fails to pay amounts that are due, the Group has a clearly defined escalation policy that can result in a customer’s access to their equipment being denied or in service to the customer being suspended.

In 2017, 95% (2016: 95% and 2015: 94%) of the Group’s revenue was derived from contracts under which customers paid an agreed contracted amount, including power on a regular basis (usually monthly or quarterly) or from deferred initial setup fees paid at the outset of the customer contract.

As a result of the Group’s credit policy and the contracted nature of the revenues, losses have been infrequent (see Note 21). The Group establishes an allowance that represents its estimate of potential incurred losses in respect of trade and other receivables. This allowance is entirely composed of a specific loss component relating to individually significant exposures.

Loans given

The Group has given a USD 4.5 million convertible loan to Icolo Ltd, a start-up company that has set up a data center business in Kenya. Of this loan, USD 4.0 million was disbursed as at December 31, 2017.

Bank counterparties

The Group has certain obligations under the terms of its Revolving Facility Agreements and Senior Secured Notes which limit disposal of surplus cash balances. The Group monitors its cash position, including counterparty and term risk, on a daily basis.

Guarantees

Certain of our subsidiaries have granted guarantees to our lending banks in relation to our facilities. The Company grants rent guarantees to landlords of certain of the Group’s property leases (see Note 25).

Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation or jeopardizing its future.

The majority of the Group’s revenues and operating costs are contracted, which assists it in monitoring cash flow requirements, which it does on a daily and weekly basis. Typically, the Group ensures that it has sufficient cash on demand to meet expected normal operational expenses, including the servicing of financial obligations, for a period of 60 days; this excludes the potential impact of extreme circumstances, such as natural disasters, that cannot reasonably be predicted.

All significant capital expansion projects are subject to formal approval by the Board of Directors, and material expenditure or customer commitments are made only once the management is satisfied that the Group has adequate committed funding to cover the anticipated expenditure (see Note 23).

Senior Secured Notes

On July 3, 2013, the Company issued an aggregate principal amount of €325.0 million 6.00% Senior Secured Notes due 2020 (the “Senior Secured Notes due 2020”). The net proceeds of the offering were used to purchase all of the €260 million Senior Secured Notes due 2017, which were tendered in the offer for those notes and to redeem the €260 million Senior Secured Notes due 2017, which remained outstanding following the expiration and settlement of the tender offer and consent solicitation, to pay all related fees, expenses and premiums and for other general corporate purposes.

The Senior Secured Notes due 2020 are governed by an indenture dated July 3, 2013, between the Company, as issuer, and The Bank of New York Mellon, London Branch as Trustee. The indenture contains customary restrictive covenants including, but not limited to, limitations or restrictions on our ability to incur debt, grant liens, make restricted payments and sell assets. The restrictive covenants are subject to customary exceptions and are governed by a consolidated fixed charge ratio (Adjusted EBITDA to Finance Charges) to exceed 2.00 and a consolidated senior leverage ratio (Total Net Debt to Pro-forma EBITDA) not to exceed 4.00. In addition, the aggregate of any outstanding debt senior to our Senior Secured Notes should not exceed €100.0 million.

The obligations under the Senior Secured Notes due 2020 are guaranteed by certain of the Company’s subsidiaries.

On April 29, 2014, the Company completed the issuance of €150.0 million aggregate principal amounted of 6.00% Senior Secured Notes due 2020 (the “Additional Notes”). The net proceeds of the offering amount to €157.9 million, net of offering fees and expenses of €2.3 million. The net proceeds reflect the issuance of the Additional Notes at a premium at 106.75 and net of offering fees and expenses. The Additional Notes, which are guaranteed by certain subsidiaries of the Company, were issued under the indenture pursuant to which, on July 3, 2013, the Company issued €325.0 million in aggregate principal amount of 6.00% Senior Secured Notes due 2020.

On April 14, 2016, the Company completed the issuance of an additional €150.0 million aggregate principal amount of its 6.00% Senior Secured Notes due 2020 (together with the notes issued on April 29, 2014, the “Additional Notes”). The net proceeds of the offering amounted to €155.3 million, net of offering fees and expenses of €2.1 million. The net proceeds include the nominal value of the Additional Notes increased with a premium at 104.50. The Additional Notes, which are guaranteed by certain subsidiaries of the Company, were issued under the indenture dated July 3, 2013, pursuant to which the Company has previously issued €475.0 million in aggregate principal amount of 6.00% Senior Secured Notes due 2020.

Revolving Facility Agreements

2013 Super Senior Revolving Facility Agreement

On June 17, 2013, the Company entered into the Super Senior Revolving Facility Agreement.

On July 3, 2013, in connection with the issuance of the €325.0 million Senior Secured Notes due 2020, all conditions precedent to the utilization of the 2013 Super Senior Revolving Facility Agreement were satisfied. On July 31, 2017, the Company extended the maturity of the 2013 Super Senior Revolving Facility from July 3, 2018 to December 31, 2018.

As at December 31, 2017, the 2013 Super Senior Revolving Facility was undrawn.

2017 Senior Secured Revolving Facility Agreement

On March 9, 2017, the Company entered into the 2017 Senior Secured Revolving Facility Agreement.

The Senior Secured Revolving Facility had an initial maturity date of 12 months from the date of the Senior Secured Revolving Facility with the Company having the option to extend the maturity date by a further six-month period in accordance with the terms therein. The 2017 Senior Secured Revolving Facility initially bears interest at a rate per annum equal to EURIBOR (subject to a zero percent floor) plus a margin of 2.25% per annum, subject to a margin ratchet, pursuant to which the margin may be increased to a maximum of 3.25% per annum if the 2017 Senior Secured Revolving Facility is extended up to an additional six months after its initial maturity date.

On July 28, 2017, the Company amended the terms of the 2017 Senior Secured Revolving Facility to increase the amount available under the facility to €100.0 million and to add a second extension option to enable extension of the maturity of the 2017 Senior Secured Revolving Facility to December 31, 2018. The Company elected, as of March 1, 2018, to extend the maturity of the 2017 Senior Secured Revolving Facility to September 9, 2018.

As at December 31, 2017, the 2017 Senior Secured Revolving Facility was fully drawn.

Covenants regarding Revolving Facility Agreements

The Revolving Facility Agreements also require the Company to maintain a specified financial ratio. The restrictive covenants are subject to customary exceptions including, in relation to the incurrence of subordinated debt, a consolidated fixed charge ratio (calculated as a ratio of Adjusted EBITDA to consolidated interest expense), to exceed 2.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt and, if such debt is senior debt, a consolidated senior leverage ratio (calculated as a ratio of outstanding senior debt net of cash and cash equivalents of the Company and its restricted subsidiaries (on a consolidated basis) to pro forma Adjusted EBITDA), to be less than 4.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt.

The Revolving Facility Agreements also include a leverage ratio financial covenant (tested on a quarterly basis) that requires total net debt (calculated as a ratio to pro forma EBITDA) not to exceed a leverage ratio of 4.75 to 1.00 and stepping down to 4.00 to 1.00 for each applicable test date after (but not including) June 30, 2018. In addition, the Company must ensure, under the Revolving Facility Agreements, that the guarantors represent a certain percentage of Adjusted EBITDA, and a certain percentage of the consolidated net assets of the Group as a whole. Our ability to meet these covenants may be affected by events beyond our control and, as a result, we cannot assure you that we will be able to meet the covenants. In the event of a default under the Revolving Facility Agreements, the lenders could terminate their commitments and declare all amounts owed to them to be due and payable. Borrowings under other debt instruments that contain cross acceleration or cross default provisions, including the Senior Secured Notes, may as a result also be accelerated and become due and payable.

The breach of any of these covenants by the Company or the failure by the Company to maintain its leverage ratio could result in a default under the Revolving Facility Agreements. As of December 31, 2017, the Company’s consolidated fixed charge ratio stood at 4.92 and the net debt ratio/consolidated senior leverage ratio stood at 3.60.

On February 20, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility to waive, from the date of such consent becoming effective and up to, and including, May 1, 2018, the undertaking requiring certain material subsidiaries of the Company to accede to the 2013 Super Senior Revolving Facility Agreement as additional guarantors and, for the same period, to reduce the guarantor coverage threshold as a percentage of the group’s consolidated adjusted EBITDA (as more fully set out in the 2013 Super Senior Revolving Facility Agreement) from 85% to 80%. On April 19, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018

On February 19, 2018 the Company also received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the date by which certain subsidiaries of the Company are required to accede to the 2017 Senior Secured Revolving Facility Agreement as guarantors to April 30, 2018. On April 20, 2018, the Company received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018.

The Company also received, on March 1, 2018, the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement in relation to entering into the 2018 Subordinated Revolving Facility Agreement.

Interxion remained in full compliance with all its covenants. In addition, the Company does not anticipate, in the next twelve months, any breach or failure that would negatively impact its ability to borrow funds under the Revolving Facility Agreements.

Mortgages

On January 18, 2013, the Group completed two mortgage financings totaling €10.0 million. The loans are secured by mortgages on the PAR3 land, owned by Interxion Real Estate II Sarl, and the PAR5 land, owned by Interxion Real Estate III Sarl, and by pledges on the lease agreements, and are guaranteed by Interxion France SAS. The principal amounts on the two loans are to be repaid in quarterly installments in an aggregate amount of €167,000, commencing on April 18, 2013. The mortgages have a maturity of 15 years and have a variable interest rate based on EURIBOR plus an individual margin ranging from 240 to 280 basis points. The interest rates have been fixed through an interest rate swap for 75% of the principal outstanding amount for a period of ten years. No financial covenants apply to this loan next to the repayment schedule.

On June 26, 2013, the Group completed a €6.0 million mortgage financing. The loan is secured by a mortgage on the AMS3 property, owned by Interxion Real Estate V B.V., and a pledge on the lease agreement. The principal is to be repaid in annual instalments of €400,000 commencing May 1, 2014 and a final repayment of €4,400,000 due on May 1, 2018. The mortgage has a variable interest rate based on EURIBOR plus 275 basis points. The loan contains a minimum of 1.1 debt service capacity covenant ratio based on the operations of Interxion Real Estate V B.V.

On April 1, 2014, the Group completed a €9.2 million mortgage financing. The facility is secured by a mortgage on the data center property in Zaventem (Belgium), which was acquired by Interxion Real Estate IX N.V. on January 9, 2014, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The facility has a maturity of 15 years and has a variable interest rate based on EURIBOR plus 200 basis points. The principal amount is to be repaid in 59 quarterly instalments of €153,330 of which the first quarterly instalment was paid on July 31, 2014, and a final repayment of €153,330, which is due on April 30, 2029. No financial covenants apply to this loan next to the repayment schedule.

On October 13, 2015, the Group completed a €15.0 million mortgage financing. The facility is secured by a mortgage on the German real estate property owned by Interxion Real Estate I B.V. and a pledge on the lease agreement. The facility has a maturity of five years and has a variable interest rate based on EURIBOR plus 225 basis points. The principal amount is to be repaid in four annual instalments of €1,000,000 of which the first annual instalment was paid on September 30, 2016. The final repayment of €11,000,000 is due on September 30, 2020. No financial covenants apply to this loan in addition to the repayment schedule.

On April 8, 2016, the Group completed a €14.6 million financing. The facility is secured by a mortgage on the data center property in Vienna (Austria), acquired by Interxion Real Estate VII GmbH in January 2015, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The facility has a maturity of 14 years and nine months, and has a variable interest rate based on EURIBOR plus 195 basis points. The principal amount is due to be repaid in 177 monthly instalments, increasing from €76,000 to €91,750. The first monthly instalment of €76,000 was paid on April 30, 2016, and a final repayment of €91,750 is due on December 31, 2030.

On December 1, 2017, we renewed a €10.0 million mortgage financing entered into in 2012, which was secured by mortgages on the AMS6 property, owned by Interxion Real Estate IV B.V. The principal is to be repaid in annual instalments of €667,000 commencing December, 2018, and a final repayment of €7,332,000 due on December 31, 2022. The mortgage has a variable interest rate based on higher of 0% and EURIBOR plus 225 basis points.

Further details are in the Borrowing section (see Note 20).

Market risk

Currency risk

The Group is exposed to currency risk on sales, purchases and borrowings that are denominated in a currency other than the respective functional currencies of Group entities, primarily the euro, but also pounds sterling (GBP), Swiss francs (CHF), Danish kroner (DKK) and Swedish kronor (SEK). The currencies in which these transactions are primarily denominated are EUR, GBP, CHF, DKK, SEK and USD.

Historically, the revenues and operating costs of each of the Group’s entities have provided an economic hedge against foreign currency exposure and have not required foreign currency hedging.

It is anticipated that a number of capital expansion projects will be funded in a currency that is not the functional currency of the entity in which the associated expenditure will be incurred. In the event that this occurs and is material to the Group, the Group will seek to implement an appropriate hedging strategy.

The majority of the Group’s borrowings are euro denominated and the Company believes that the interest on these borrowings will be serviced from the cash flows generated by the underlying operations of the Group, the functional currency of which is the euro. The Group’s investments in subsidiaries are not hedged.

Interest rate risk

Following the issue of 6.00% Senior Secured Notes due 2020, the Group is not exposed to significant variable interest rate expense for borrowings.

On January 18, 2013, the Group completed two mortgage financings totaling €10.0 million. The loans are secured by mortgages, on the PAR3 land, owned by Interxion Real Estate II Sarl, and the PAR5 land, owned by Interxion Real Estate III Sarl, and pledges on the lease agreements, and are guaranteed by Interxion France SAS. The mortgages have a maturity of 15 years and have a variable interest rate based on EURIBOR plus an individual margin ranging from 240 to 280 basis points. The interest rates have been fixed through an interest rate swap for 75% of the principal outstanding amount for a period of ten years.

On June 26, 2013, the Group completed a €6.0 million mortgage financing. The loan is secured by a mortgage on the AMS3 property, owned by Interxion Real Estate V B.V., and a pledge on the lease agreement. The mortgage loan has a variable interest rate based on EURIBOR plus 275 basis points.

On April 1, 2014, the Group completed a €9.2 million mortgage financing. The facility is secured by a mortgage on the data center property in Zaventem (Belgium), which was acquired by Interxion Real Estate IX N.V. on January 9, 2014, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The mortgage loan has a variable interest rate based on EURIBOR plus 200 basis points.

On October 13, 2015, the Group completed a €15.0 million mortgage financing. The facility is secured by a mortgage on the real estate property in Germany, which is owned by Interxion Real Estate I B.V., and a pledge on the lease agreement. The facility has a maturity of five years and has a variable interest rate based on EURIBOR plus 225 basis points.

On April 8, 2016, the Group completed a €14.6 million financing. The facility is secured by a mortgage on the data center property in Vienna (Austria), acquired by Interxion Real Estate VII GmbH in January 2015, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The facility has a maturity of 14 years and nine months, and has a variable interest rate based on EURIBOR plus 195 basis points. The principal amount is due to be repaid in 177 monthly instalments, increasing from €76,000 to €91,750. The first monthly instalment of €76,000 was paid on April 30, 2016, and a final repayment of €91,750 is due on December 31, 2030.

On December 1, 2017, we renewed our mortgage on the AMS6 data center property. The existing mortgage loan was repaid and replaced by a new five-year €10.0 million mortgage, bearing a floating interest rate per annum equal to EURIBOR (subject to a zero percent floor) plus an individual margin of 225 basis points. Interest is due quarterly in arrears.

As at December 31, 2017, on the 2013 Super Senior Revolving Facility the interest payable on EUR amounts drawn would be at the rate of (i) in relation to any EUR amount drawn, EURIBOR plus 350 basis points, (ii) in relation to any Danish Kroner amounts drawn would be at the rate of CIBOR plus 350 basis points per annum, (iii) in relation to any Swedish Krona amounts drawn would be at the rate of STIBOR plus 350 basis points per annum and (iv) other applicable currencies, including GBP, amounts drawn at the rate of LIBOR plus 350 basis points per annum. The Super Senior Secured Revolving Facility was undrawn as at December 31, 2017.

The 2017 Senior Secured Revolving Facility initially bears interest at a rate of EURIBOR (subject to a zero percent floor) plus a margin of 2.25% per annum, subject to a margin ratchet, pursuant to which the margin may be increased to a maximum of 3.25% per annum if the 2017 Senior Secured Revolving Facility is extended up to an additional six months after its initial maturity date. This facility was fully drawn as at December 31, 2017.

Further details are in the Financial Instruments section (see Note 21).

Other risks

Price risk

There is a risk that changes in market circumstances, such as strong unanticipated increases in operational costs, construction of new data centers or churn in customer contracts, will negatively affect the Group’s income. Customers individually have short-term contracts that require notice before termination. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

The Group is a significant user of power and is exposed to increases in power prices. It uses independent consultants to monitor price changes in electricity and seeks to negotiate fixed-price term agreements with the power supply companies, not more than for own use, where possible. The risk to the Group is mitigated by the contracted ability to recover power price increases through adjustments in the pricing for power services.

Capital management

The Group has a capital base comprising its equity, including reserves, Senior Secured Notes, mortgage loans, finance leases and committed debt facilities. It monitors its solvency ratio, financial leverage, funds from operations and net debt with reference to multiples of its previous 12 months’ Adjusted EBITDA levels. The Company’s policy is to maintain a strong capital base and access to capital in order to sustain the future development of the business and maintain shareholders’, creditors’ and customers’ confidence.

The principal use of capital in the development of the business is through capital expansion projects for the deployment of further Equipped space in new and existing data centers. Major capital expansion projects are not initiated unless the Company has access to adequate capital resources to complete the project, and the projects are evaluated against target internal rates of return before approval. Capital expansion projects are continually monitored before and after completion.

There were no changes in the Group’s approach to capital management during the year.